Second Quarter 2011 Earnings Call

July 29, 2011

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q2 2011 Highlights

- Adjusted net income of $14.1 million (32 cents per share) compared to $7.7 million (18 cents per share) in Q2 2010, an increase of 83.1%; Q2 2011 results include the positive 3 cent per share effect of currency translation and a pre-tax charge of $1.5 million from the settlement of a frozen pension plan
- Net sales of $186.7 million compared to $123.0 million in Q2 2010, an increase of 51.8%
- Adjusted operating income of $22.2 million compared to $13.0 million in Q2 2010, an increase of 70.8%
- Second quarter orders of $195.7 million compared to $155.6 million in Q2 2010, an increase of 25.8%
- Backlog of $383.2 million

Year to Date 2011 Highlights

- Adjusted net income of $24.2 million (55 cents per share) compared to $13.7 million (32 cents per share) in first half of 2010, an increase of 76.6%; 2011 results include the positive 4 cent per share effect of currency translation and a pre-tax charge from the settlement of a frozen pension plan
- Net sales of $345.3 million compared to $242.9 million in first half of 2010, an increase of 42.2%
- Adjusted operating income of $38.9 million compared to $23.7 million in first half of 2010, an increase of 64.1%
- Year to date 2011 orders of $354.6 million compared to $275.1 million in first half of 2010, an increase of 28.9%

Colfax **Orders and Backlog**

Orders


$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$155.6
$195.7
$275.1
$354.6

	Q2 2010	Q2 2011	YTD 2010	YTD 2011
Existing Businesses		(6.2)%		6.4 %
Acquisitions		24.4 %		17.8 %
FX Translation		7.6 %		4.7 %
Total Growth		25.8 %		28.9 %

Backlog


$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$399
$400
$349
$322
$327
$325
$291
$281
$297
$351
$314
$370
$383
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

Note: Dollars in millions.

Revenue and Adjusted Operating Income

Revenue



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$123.0
$186.7
$242.9
$345.3
Q2 2010
Q2 2011
YTD 2010
YTD 2011

	Q2 2011	YTD 2011
Existing Businesses	14.4 %	16.0 %
Acquisitions	28.4 %	20.9 %
FX Translation	9.0 %	5.3 %
Total Growth	51.8 %	42.2 %

Adjusted Operating Income (1)



$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$13.0
$22.2
$23.7
$38.9
Q2 2010
Q2 2011
YTD 2010
YTD 2011

	Q2 2010	Q2 2011	YTD 2010	YTD 2011
% Margin	10.6%	11.9%*	9.8%	11.3%*

* Includes a pre-tax charge of $1.5 million from the settlement of a frozen pension plan

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions (unaudited).

Q2 2011 Sales and Orders by End Market

Sales: $186.7 million


Power Generation 9%
Defense 7%
General Industrial 33%
Oil & Gas 26%
Commercial Marine 25%

	Total Growth	Organic Growth
Commercial Marine	40 %	23 %
Oil & Gas	197 %	8 %
Power Generation	5 %	1 %
Defense	9 %	8 %
General Industrial	36 %	17 %
Total	52 %	14 %

Orders: $195.7 million


Power Generation 8%
Defense 5%
General Industrial 34%
Oil & Gas 31%
Commercial Marine 22%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	29 %	11 %
Oil & Gas	136 %	(2)%
Power Generation	(33)%	(35)%
Defense	(63)%	(63)%
General Industrial	37 %	21 %
Total	26 %	(6)%

YTD 2011 Sales and Orders by End Market

Sales: $345.3 million


Power Generation 10%
Defense 7%
General Industrial 33%
Oil & Gas 25%
Commercial Marine 25%

	Total Growth	Organic Growth
Commercial Marine	30 %	20 %
Oil & Gas	198 %	37 %
Power Generation	7 %	5 %
Defense	1 %	--
General Industrial	25 %	15 %
Total	42 %	16 %

Orders: $354.6 million


Power Generation 10%
Defense 5%
General Industrial 35%
Oil & Gas 25%
Commercial Marine 25%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	32 %	22 %
Oil & Gas	124 %	10 %
Power Generation	(2)%	(3)%
Defense	(50)%	(50)%
General Industrial	30 %	20 %
Total	29 %	6 %

Sales & Orders Growth (Decline)

	Q2 2011 vs. Q2 2010		YTD 2011 vs. YTD 2010	
	Total	Organic	Total	Organic
Sales	197%	8%	198%	37%
Orders	136%	(2)%	124%	10%

Colfax YTD 2011 Sales Split


25% O&G

Highlights and Outlook

- Rosscor very robust enabling entry into new accounts
- New project orders continuing to book fueled by higher crude oil prices
- Projects increasing in size
- Robust activity in Middle East, Latin America and Canada
- Quoting activity remains extremely strong – variety of applications including pipelines, multiphase, gas compression, storage tanks and new refineries

Colfax YTD 2011 Orders Split


25% O&G

Sales & Orders Growth

	Q2 2011 vs. Q2 2010		YTD 2011 vs. YTD 2010	
	Total	Organic	Total	Organic
Sales	36%	17%	25%	15%
Orders	37%	21%	30%	20%

Colfax YTD 2011 Sales Split


33%
General
Industrial

Highlights and Outlook

- Sales and orders up for the quarter and year to date
- Order strength is geographically broad-based, with continued strength in North America, Europe and Asia
- Growth in Q2 2011 was broad-based across our submarkets, most notably diesel engines, machinery and sales through distribution

Colfax YTD 2011 Orders Split


35%
General
Industrial

Sales & Orders Growth (Decline)

	Q2 2011 vs. Q2 2010		YTD 2011 vs. YTD 2010	
	Total	Organic	Total	Organic
Sales	5%	1%	7%	5%
Orders	(33)%	(35)%	(2)%	(3)%

Colfax YTD 2011 Sales Split


10% Power Gen.

Colfax YTD 2011 Orders Split


10% Power Gen.

Highlights and Outlook

- Growth in sales despite decision to exit certain business in the Middle East
- Robust growth in OEM and packaged systems businesses, especially in South America, the Middle East and Asia
- Large backlog of power infrastructure projects in emerging markets

Sales & Orders Growth (Decline)

	Q2 2011 vs. Q2 2010		YTD 2011 vs. YTD 2010	
	Total	Organic	Total	Organic
Sales	9%	8%	1%	--
Orders	(63)%	(63)%	(50)%	(50)%

Colfax YTD 2011 Sales Split


7%
Defense

Highlights and Outlook

- Sales increased and orders declined in Q2 2011, as expected
- Shipment and order activity follow timing of specific ship programs
- Funding for aftermarket orders approved earlier this year contributed to the sales increase
- DDG 1000 program restored

Colfax YTD 2011 Orders Split


5%
Defense

Sales & Orders Growth

	Q2 2011 vs. Q2 2010		YTD 2011 vs. YTD 2010	
	Total	Organic	Total	Organic
Sales	40%	23%	30%	20%
Orders	29%	11%	32%	22%

Colfax YTD 2011
Sales Split


25%
Comm.
Marine

Colfax YTD 2011
Orders Split


25%
Comm.
Marine

Highlights and Outlook

- Sales increase primarily driven by reduction in backlog
- Orders increased significantly due to improved market conditions
- Cancellations were less than $2 million in Q2 2011 vs. $3 million in Q2 2010; $3 million YTD 2011 vs. $6 million YTD 2010
- Focusing on aftermarket sales & service including opportunities related to changing environmental regulations
- Working through lower margin backlog

Strong Financial Condition

- Strong balance sheet
  - Debt of $81 million, principal payments of $10 million in 2011, matures in 2013
  - Cash of $64 million
  - $121 million available on revolver

Note: As of 10/1/2010

Income Statement Summary
(Unaudited)

	Three Months Ended		Change	
	July 1, 2011	July 2, 2010	$	%
Orders	$ 195.7	$ 155.6	$ 40.1	25.8 %
Sales	$ 186.7	$ 123.0	$ 63.7	51.8 %
Gross profit	$ 64.7	$ 43.0	$ 21.7	50.5 %
% of sales	34.6%	35.0%		
SG&A expense	$ 41.0	$ 28.4	$ 12.6	44.4 %
R&D expense	1.5	1.5	-	-
Operating expense	$ 42.5	$ 29.9	$ 12.6	42.1 %
% of sales	22.8%	24.3%		
Adjusted operating income	$ 22.2	$ 13.0	$ 9.2	70.8 %
% of sales	11.9%	10.6%		
Adjusted EBITDA	$ 28.9	$ 16.6	$ 12.3	74.1 %
% of sales	15.5%	13.5%		
Adjusted net income	$ 14.1	$ 7.7	$ 6.4	83.1 %
% of sales	7.5%	6.3%		
Adjusted net income per share	$ 0.32	$ 0.18	$ 0.14	77.8 %

Refer to Appendix for Non-GAAP reconciliation and footnotes.

Note: Dollars in millions.

Colfax

Income Statement Summary
(Unaudited)

Q2 2011 Earnings Call

	Six Months Ended				Change	
	July 1, 2011		July 2, 2010		$	%
Orders	$	354.6	$	275.1	$ 79.5	28.9 %
Sales	$	345.3	$	242.9	$ 102.4	42.2 %
Gross profit	$	117.9	$	84.7	$ 33.2	39.2 %
% of sales		34.1%		34.9%		
SG&A expense	$	75.9	$	57.9	$ 18.0	31.1 %
R&D expense		3.1		3.1	-	-
Operating expense	$	79.0	$	61.0	$ 18.0	29.5 %
% of sales		22.9%		25.1%		
Adjusted operating income	$	38.9	$	23.7	$ 15.2	64.1 %
% of sales		11.3%		9.8%		
Adjusted EBITDA	$	51.0	$	31.0	$ 20.0	64.5 %
% of sales		14.8%		12.8%		
Adjusted net income	$	24.2	$	13.7	$ 10.5	76.6 %
% of sales		7.0%		5.6%		
Adjusted net income per share	$	0.55	$	0.32	$ 0.23	71.9 %

Refer to Appendix for Non-GAAP reconciliation and footnotes.

Note: Dollars in millions.

2011 Outlook Summary

Revenue Range			
2011 Organic growth [1]	9%	To	11%
2011 Total	$665 million	To	$690 million

EPS Range			
2011 Net income per share	$0.87	To	$0.93
2011 Adjusted net income per share [2]	$1.20	To	$1.26

Assumptions	
Asbestos coverage litigation	$8 million
Asbestos liability and defense costs	$6 million
Restructuring costs	$8 million
Euro	$1.40
Tax rate	32%
Interest expense	$6 million
Outstanding shares	44.3 million

(1) Excludes impact of acquisitions and foreign exchange rate fluctuations
(2) Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges

(See Appendix for Non-GAAP reconciliation)

Note: Guidance as of 7/29/11

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, projected adjusted net income per share, adjusted operating income, earnings before interest, taxes depreciation and amortization ("EBITDA"), adjusted EBITDA, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs, asbestos coverage litigation expenses, and restructuring and other related charges to the extent they impact the periods presented. Adjusted net income, adjusted net income per share and projected adjusted net income per share present income taxes at an effective tax rate of 32%. Projected adjusted net income per share excludes estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of legacy asbestos issues and items outside the control of its operating management team.

Sales and order information by end market are estimates. We periodically update our customer groupings in order to refine these estimates.

Q2 2011 vs. Q1 2011 Sales and Orders by End Market

Sales

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	12 %	6 %
Oil & Gas	33 %	14%
Power Generation	(6)%	(8)%
Defense	26 %	25 %
General Industrial	18 %	14 %
Total	18 %	10 %

Orders

	Total (Decline) Growth	Organic (Decline) Growth
Commercial Marine	(7)%	(11)%
Oil & Gas	139 %	128 %
Power Generation	(21)%	(22)%
Defense	(10)%	(11)%
General Industrial	16 %	11 %
Total	23 %	18 %

Colfax Non-GAAP Reconciliation
(unaudited)

	Three Months Ended				Six Months Ended			
	July 1, 2011		July 2, 2010		July 1, 2011		July 2, 2010	
EBITDA								
Net income	$	10,390	$	2,088	$	16,945	$	1,714
Interest expense		1,462		1,718		3,289		3,531
Provision for income taxes		4,855		1,122		7,805		967
Depreciation and amortization		6,767		3,575		12,120		7,310
EBITDA	$	23,474	$	8,503	$	40,159	$	13,522
EBITDA margin		12.6%		6.9%		11.6%		5.6%
Adjusted EBITDA								
Net income	$	10,390	$	2,088	$	16,945	$	1,714
Interest expense		1,462		1,718		3,289		3,531
Provision for income taxes		4,855		1,122		7,805		967
Depreciation and amortization		6,767		3,575		12,120		7,310
Restructuring and other related charges		242		3,035		2,219		7,074
Asbestos liability and defense costs		1,920		542		3,253		1,977
Asbestos coverage litigation expenses		3,302		4,543		5,368		8,424
Adjusted EBITDA	$	28,938	$	16,623	$	50,999	$	30,997
Adjusted EBITDA margin		15.5%		13.5%		14.8%		12.8%

Note: Dollars in thousands.

Non-GAAP Reconciliation
(unaudited)

	Three Months Ended		Six Months Ended	
	July 1, 2011	July 2, 2010	July 1, 2011	July 2, 2010
Adjusted Net Income and Adjusted Earnings per Share				
Net income	$ 10,390	$ 2,088	$ 16,945	$ 1,714
Restructuring and other related charges	242	3,035	2,219	7,074
Asbestos liability and defense costs	1,920	542	3,253	1,977
Asbestos coverage litigation expenses	3,302	4,543	5,368	8,424
Tax adjustment to effective rate of 32%	(1,772)	(2,504)	(3,584)	(5,483)
Adjusted net income	$ 14,082	$ 7,704	$ 24,201	$ 13,706
Adjusted net income margin	7.5%	6.3%	7.0%	5.6%
Weighted average shares outstanding - diluted	44,277,234	43,564,812	44,203,940	43,496,948
Adjusted net income per share	$ 0.32	$ 0.18	$ 0.55	$ 0.32
Net income per share—diluted in accordance with GAAP	$ 0.23	$ 0.05	$ 0.38	$ 0.04
Adjusted Operating Income				
Operating income	$ 16,707	$ 4,928	$ 28,039	$ 6,212
Restructuring and other related charges	242	3,035	2,219	7,074
Asbestos liability and defense costs	1,920	542	3,253	1,977
Asbestos coverage litigation expenses	3,302	4,543	5,368	8,424
Adjusted operating income	$ 22,171	$ 13,048	$ 38,879	$ 23,687
Adjusted operating income margin	11.9%	10.6%	11.3%	9.8%

Note: Dollars in thousands, except share data.

Sales & Order Growth

(unaudited)

	Sales		Orders		Backlog at Period End	
	$	%	$	%	$	%
Six months ended July 2, 2010	$ 242.9		$ 275.1		$ 297.1	
Components of Change:						
Existing Businesses	38.8	16.0 %	17.5	6.4 %	(24.8)	(8.3)%
Acquisitions	50.8	20.9 %	49.1	17.8 %	82.4	27.7 %
Foreign Currency Translation	12.8	5.3 %	12.9	4.7 %	28.5	9.6 %
Total	102.4	42.2 %	79.5	28.9 %	86.1	29.0 %
Six months ended July 1, 2011	$ 345.3		$ 354.6		$ 383.2	

	Sales		Orders	
	$	%	$	%
Three months ended July 2, 2010	$ 123.0		$ 155.6	
Components of Change:				
Existing Businesses	17.7	14.4 %	(9.7)	(6.2)%
Acquisitions	34.9	28.4 %	38.0	24.4 %
Foreign Currency Translation	11.1	9.0 %	11.8	7.6 %
Total	63.7	51.8 %	40.1	25.8 %
Three months ended July 1, 2011	$ 186.7		$ 195.7	

Note: Dollars in millions.

Colfax

Non-GAAP Reconciliation

(In dollars, unaudited)

	EPS Range	
Projected net income per share - fully diluted	$ 0.87	$ 0.93
Restructuring and other related charges	0.12	0.12
Asbestos coverage litigation	0.12	0.12
Asbestos liability and defense costs	0.09	0.09
Projected adjusted net income per share - fully diluted	$ 1.20	$ 1.26